Exhibit 99.1

Satellogic Signs $18MM USD Agreement with Portugal to Deliver Two Mark V High-Resolution Satellites
Accelerating Sovereignty: Satellogic Fast-Tracks National Space Capabilities
Highlights Commitment to Advancing European Defense and Space Initiatives
NEW YORK, NY – January 12, 2026 – Satellogic Inc. (“Satellogic”) (NASDAQ: SATL), a leader in high-performance Earth Observation (“EO”) platforms that deliver unique sovereign solutions and AI-first monitoring, today announced an agreement with CEiiA, the Centre of Engineering and Product Development in Portugal, for the supply and in-orbit delivery of two NewSat Mark V 50cm-class imaging satellites.
The agreement strengthens Portugal and Europe’s sovereign Earth observation capabilities by providing assured-access to high-resolution imagery for civil, environmental, and security missions.The satellites will integrate the Portuguese component of the Atlantic Constellation, enhancing operational resilience and autonomous data availability. The two satellites are built with more than 85% European-sourced components, reinforcing Europe’s industrial base, supply-chain resilience, and long-term technological independence. The partnership foresees a comprehensive and structured transfer of knowledge program.
Speed of delivery is central to the partnership with ownership and operational control transferring to the CEiiA in Q2 2026 thereby ensuring sovereign tasking and decision-making authority. The accelerated delivery timeline is enabled by Satellogic’s vertically integrated production line, and rapid launch cadence.
Through this partnership and collaboration, CEiiA advances national capacity building and furthers the implementation and deployment of the Atlantic Constellation, which will gain a dedicated, high-capacity Earth observation capability to support timely and actionable geospatial intelligence across multiple priority domains, including sustainability, security, and defense, aligned with national and regional priorities.
“With this agreement, Satellogic continues to redefine satellite system delivery by providing fast, affordable, and sovereign access to high-quality Earth observation capability,” said Emiliano Kargieman, CEO & Co-Founder of Satellogic. “Portugal and the Atlantic Constellation represent a forward-looking approach to resilient space-based intelligence. CEiiA will benefit from the fastest EO capability deployments in the industry, backed by Satellogic’s proven manufacturing and operational track record.”
“CEiiA is leading the development of a new generation of satellite constellations that address the combined needs of institutional, commercial and defense markets and this collaboration with Satellogic is a very valuable step in national capacity building in the field of Earth Observation featuring a comprehensive transfer of knowledge component” stated Jorge Cabral, CEiiA’s Board of Directors Chief Scientific Officer. “The supply of these two satellites marks another important milestone for the fulfilment of the Atlantic Constellation.”
About Satellogic
Founded in 2010 by Emiliano Kargieman and Gerardo Richarte, Satellogic (NASDAQ: SATL) is a vertically integrated Earth observation company that designs, manufactures, and operates satellite systems, delivering decision-grade insights at scale to government and commercial customers. Through an end-to-end production and operations model, Satellogic provides governments with flexible options across their journey toward sovereign Earth observation. From access to high-frequency imagery and managed space systems to full satellite ownership, to supporting autonomous data availability and long-term technological independence.
This integrated approach enables Satellogic to deploy satellites on predictable timelines and operate with capacity to support persistent coverage across large portfolios of sites. Satellogic enables continuous monitoring and alert-driven workflows that help defense and intelligence agencies, civil governments, and commercial operators move from reactive tasking to proactive decision-making, providing mission-critical data when it is needed.
To learn more, please visit: https://www.satellogic.com
About CeiiA
CEiiA is a Portuguese Centre of Engineering and Product Development that designs, develops, and industrializes innovative products and systems for high-tech sectors like space, mobility and aeronautics. Its vision is to “Establish Portugal as a reference within the transportation and mobility industries, particularly in the development of technologies, products and systems, conceived, industrialized and operated from Portugal.” It is one of the main engineering partners of the Atlantic Constellation and one of its strategic leaders in collaboration with the Portuguese Air Force.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws. The words “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “intends”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on Satellogic’s current expectations and beliefs concerning, among other things, our plans, strategies, prospects, both business and financial. Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot give any assurance that we either will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. Many actual events and circumstances are beyond the control of the Company. Many factors could cause actual future results to differ materially from the forward-looking statements in this press release, including but not limited to: (i) our ability to generate revenue as expected, including due to challenges created by macroeconomic concerns, geopolitical uncertainty (e.g., trade relationships), financial market fluctuations and related factors, (ii) our ability to effectively market and sell our earth observation (“EO”) services and to convert contracted revenues and our pipeline of potential contracts into actual revenues, (iii) market acceptance of our EO services and our dependence upon our ability to keep pace with the latest technological advances, including those related to artificial intelligence and machine learning; (iv) risks related to the secured convertible notes, (v) the potential loss of one or more of our largest customers, (vi) the considerable time and expense related to our sales efforts and the length and unpredictability of our sales cycle, (vii) risks and uncertainties associated with defense-related contracts, (viii) risk related to our pricing structure, (ix) our ability to scale production of our satellites as planned, (x) unforeseen risks, challenges and uncertainties related to our expansion into new business lines, (xi) our dependence on third parties, including SpaceX, to transport and launch our satellites into space, (xii) our reliance on third-party vendors and manufacturers to build and provide certain satellite components, products, or services and the inability of these vendors and manufacturers to meet our needs, (xiii) our dependence on ground station and cloud-based computing infrastructure operated by third parties for value-added services, and any errors, disruption, performance problems, or failure in their or our operational infrastructure, (xiv) risk related to certain minimum service requirements in our customer contracts, (xv) our ability to identify suitable acquisition candidates or consummate acquisitions on acceptable terms, or our ability to successfully integrate acquisitions, (xvi) competition for EO services, (xvii) risks related to changes in tax laws and regulations, including the “One Big Beautiful Bill Act, (xviii) risks related to changes in trade policy and the related impact on macroeconomic conditions, including further expansions of U.S. export controls and tariffs, as well as related retaliatory actions, (xix) challenges with international operations or unexpected changes to the regulatory environment in certain markets, (xx) unknown defects or errors in our products, (xxi) risk related to the capital-intensive nature of our business and our ability to raise adequate capital to finance our business strategies, (xxii) uncertainties beyond our control related to the production, launch, commissioning, and/or operation of our satellites and related ground systems, software and analytic technologies, (xxiii) the failure of the market for EO services to achieve the growth potential we expect, (xxiv) risks related to our satellites and related equipment becoming impaired, (xxv) risks related to the failure of our satellites to operate as intended, (xxvi) production and launch delays, launch failures, and damage or destruction to our satellites during launch, and (xxvii) the impact of natural disasters, unusual or prolonged unfavorable weather conditions, epidemic outbreaks, terrorist acts and geopolitical events (including the ongoing conflicts between Russia and Ukraine, in the Gaza Strip and the Red Sea region) on our business and satellite launch schedules. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Satellogic’s Annual Report on Form 10-K and other documents filed or to be filed by Satellogic from time to time with the Securities and Exchange Commission. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Satellogic assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Satellogic can give no assurance that it will achieve its expectations.
Contacts
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